Intelligent Systems

Investor Presentation

September 2020

Forward Looking/Safe Harbor Statements

In addition to historical information, this presentation may contain forward-looking statements relating to Intelligent Systems Corporation. All statements, trend analyses and other information contained in the following discussion relative to markets for our products and trends in revenue, gross margins and anticipated expense levels, as well as other statements including words such as "may", "will", "anticipate", "believe", "intend", "plan", "estimate", "expect", "strategy" and "likely", and other similar expressions constitute forward-looking statements. Prospective investors and current shareholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Intelligent Systems Corporation undertakes no obligation to update or revise its forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results except as required by law.

Who is Intelligent Systems?

Leading provider of technology solutions and processing services to the financial technology and services market

NYSE Listed:
INS (1981)

Market Capitalization:[1]
$335.0M

Founded in:
1973

Employees:
~530

Headquarters:
Norcross, Georgia

Sales by Segment
FY19



6%
17%
22%
55%
License
Professional Services
Processing and Mantenance
Third Party

Core Offering

CoreCard Software, Inc
FinTech operations are conducted through our wholly owned CoreCard Software, Inc

CoreCard SRL
Wholly owned subsidiary in Romania

ISC Software in India
Wholly owned subsidiary in India

1 As of 8/31/2020

Intelligent Systems Management Bios

	Team Member	Position	Held since	Biography
	J. Leland Strange	Chairman & CEO	January 1985	*Mr. Strange was appointed chairman and CEO in 1985. He is an inductee in the Georgia Technology Hall of Fame and the Hall of Fame of the Georgia Tech College of Management. Mr. Strange is on the Board of Trustees and past Chairman of the Georgia Tech Research Corporation and is on the advisory board of Georgia Tech's College of Management as well as a trustee emeritus of the Georgia Tech Foundation. In the past, he has served on the board of publicly traded companies such as Allied Automotive Group (NYSE:AHI), Great Plains Software, Matria Healthcare and IQ Software. Mr. Strange founded Quadram Corporation in 1980. Quadram pioneered the enhancement products industry as one of the fastest growing electronics companies in the U.S in the early years of the personal computer industry.*
	Matt White	CFO & Corporate Secretary	January 2019	*Mr. White was appointed CFO and Corporate Secretary of Intelligent Systems in 2019 with responsibility for financial and SEC reporting, legal and contract matters, corporate governance and due diligence. Prior to this role he was CFO of CoreCard Software, Inc., Intelligent Systems' principal operating business. Mr. White remains the CFO for CoreCard, functioning in a dual capacity on both the corporate and subsidiary management teams. Prior to joining CoreCard, he was a Senior Director at Equifax, having held various positions in accounting and SEC reporting while at the company. Previously, Matt worked in an SEC reporting role at Humana and was a Senior Manager in the audit practice at Deloitte.*

Why Invest in Intelligent Systems?

Diverse, recurring revenue streams from existing and new customers

Unique market positioning with an agile business model, vetted software and a proven ability to scale

Strong long-term outlook in the payments space with significant, growing total addressable market

Resilient, account-based business supported by counter cyclical opportunities

Profitable business with strong ROIC profile

Strong balance sheet and favorable capital structure to support growth strategy


History of Creating Value


FinTech Focused

Our History



- 1973 Intelligent Systems is founded
- 1981: IPO (AMEX:INS)
- 1985: Became the largest shareholder of Peachtree software
- 1988: Sold Peachtree Software
- 1990-2000 Acquired interest in 12+ hardware and software companies
- 2001 Sold Paysys to First Data
- 2002-2003 Obtained majority interest in CoreCard Software.
- 2003: Completed 7+ year technology reengineering effort at CoreCard
- 2003-2005: Opened offices in India and Romania
- 2006-2008 Divested ownership in three companies
- 2011: Sold Megagraphics Services
- 2015 Sells Chemfree for $21.6M. CoreCard becomes the primary business
- 2017 Obtained 100% ownership of CoreCard.

UNIQUE GROWTH OPPORTUNITY



Key Players in Digital Payment Industry

Intelligent Systems provides customized solutions for card management, payment and transaction processing products. Customers include:

- Retailer based credit cards
- Network based credit cards
- Small business lenders



Payment Industry Makeup
Acquirer/Processor
Network
Interchange
Consumer
Merchant (Store)
Merchant Acquirer
Network
Issuer
Issuer Processor
Intelligent Systems

Differentiated Portfolio


Processing Services Revenue
Main Revenue Streams
Licensed Software Revenue

Processing Services Revenue

Initial Implementation Fee:
- Program and BIN set-up, test and deployment

Processing Services
- Recurring revenue and generally per account per month
- Transaction/account based

Other Services
- Various other program related services such as monthly statements and card production

Professional Services
- Customization of unique program needs
- Repeating but not recurring revenue

Licensed Software Revenue

Managed services
- Low cost, high margin. Roughly equates to the number of accounts

Initial Implementation & Customization fee

Tier Upgrade (adding more accounts beyond initial # licensed)

Professional Services
- Customization of software.
- Technical/operational support
- Repeating but not recurring revenue

Maintenance and License Support
- Recurring revenue and increases with certain professional service work

(1) Although customization of licensed products is optional, nearly all customers use this service to modify the software to their specific business needs

What is CoreCard?

CoreCard provides industry leading card management applications and payment solutions. The team has three decades of domain expertise in building and managing payment systems. Corecard operates a state-of-the-art processing facility providing program and card portfolio managers all the benefits of our feature rich solutions.


Licensed
White Label
Or
CoreCard Front End or Website
Or
Front End or Website
Software
APIs
Card Management
Transaction Processing
Dispute
Collections
Self Service/Mobile
Program Manager Portal
New Account Processing
APIs
Platforms
CoreCard Platform
Prepaid
Closed Loop
Revolving
Fleet
Open Loop
Credit
On Demand
White Label
Virtual Cards
Flexible Payment Options
Low Start-up Costs
Accounts Receivable
Retail Credit
Loans

CoreCard Markets Served

CoreCard's solutions address the unique needs of clients that issue or process across a variety of financial services markets.

Client End Market		Credit Cards / Loans	Prepaid / Debit Cards
Card Based	Open Loop	Credit Cards (network branded bank cards) • Mastercard • Visa	Prepaid Cards • Business (Corporate Card) • GPR Prepaid Cards • Rewards, Promotions & Incentives Debit Cards • Payroll & Benefits
	Closed Loop	Private Label Cards • Retail • Dealership Fleet Cards	Prepaid Gift & Promotions Cards Shopping & Loyalty Cards
Non-Card Based	Lending Products & Other	Short-Term Consumer Loans POS Consumer Finance • General Merchandise / Catalog • Patient Finance A/R Management (businesses) • Manufacturing • Commercial Lending • Factoring Collections / Debt Recovery	

Industry & Competitive Positioning

CoreCard's unique offering of ease-of-use and flexibility solutions bolster competitive advantage in a large, underpenetrated, growing market.

Market Position

- Highly fragmented market
- Intelligent Systems focuses on core capabilities making it nimble and more efficient
- Competitors are engaged in lower margin business segments (such as POS) that Intelligent Systems is not

Rapid Development

- CoreCard software is faster and more flexible and than legacy software
- Rapid development of software for unique offerings
- Intelligent Systems is industry known for fastest customer response

Customization

- Unique product offering (licensing and processing)
- Work with customer to develop highly customizable solutions
- Full service outside provider
- Generates repeat business

Complex Services

- Complex work solutions offered
- Provides materials to end users in the most customer friendly way
- Proven choice for high margin complex work

GROWTH STRATEGY



Efficient Strategy

Our strategy centers on a results-driven approach to prudently investing in the development of superior technology and people

- ✓ High return go to market strategy
- ✓ Top-line growth
- ✓ Minimal need for overhead spend
- ✓ Known industry leading provider (CoreCard)
- ✓ Investing in Product Development & Technology
- ✓ Winning new business with little marketing spend due to the strength of our solutions
- ✓ CoreCard has zero dedicated salespeople



Marketing Spend by Year
($ in millions)
$0.24
$0.35
$0.26
$0.26
$0.15
2015
2016
2017
2018
2019



FTE Count by Year
252
286
350
430
530
2015
2016
2017
2018
2019
Development, Testing, & Ops FTE
Corporate FTE
252

Pillars for Growth

Large addressable market

The issuer solutions market is estimated to be ~$7 billion with a CAGR of 3% between 2017-2021

Proven ability to scale CoreCard software

Intelligent Systems Corporation's proven ability to handle large quantities of transactions has expanded their brand image, caught the attention of large companies and is a key inflection point in its transition to growth

High value-add services

CoreCards's flexible parameter-driven software enables them to preform customizable, complex and high value-add work for their customers

Niche market position

Intelligent System Corporation focuses on areas that their competitors can not or will not do

Loyal customers

Excellent customer service results in high levels of customer retention

Key Performance Indicators



Total Revenue
$ in millions
40
35
30
25
20
15
10
5
0
CAGR: 48%
4.8
8.2
9.3
20.1
34.3
2015
2016
2017
2018
2019



Revenue Composition
$ in millions
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
0.6
4.2
1.1
7.0
0.8
8.5
1.3
18.8
5.7
28.6
2015
2016
2017
2018
2019
Services
Products



Operating Income
$ in millions
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
-2.8
0.7
-1.4
6.1
13.4
2015
2016
2017
2018
2019



Gross Profit
$ in millions
25
20
15
10
5
0
CAGR: 59%
2.2
4.2
4.8
11.6
22.5
2015
2016
2017
2018
2019

APPENDIX



Balance Sheet

Intelligent Systems Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

As of December 31,		2019		2018
ASSETS				
Current assets:				
Cash	$	26,415	$	18,919
Marketable securities		-		349
Accounts receivable, net		8,759		3,731
Notes and interest receivable, current portion		-		581
Other current assets		905		1,202
Total current assets		36,079		24,782
Investments		3,081		760
Notes and interest receivable, net of current portion		1,795		1,745
Property and equipment, at cost less accumulated depreciation		2,177		1,513
Other long-term assets		1,108		504
Total assets	$	44,240	$	29,304
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities:				
Accounts payable	$	403	$	272
Deferred revenue, current portion		689		781
Accrued payroll		2,503		1,145
Accrued expenses		153		71
Income tax payable		1,100		284
Other current liabilities		1,345		719
Total current liabilities		6,193		3,272
Deferred revenue, net of current portion		23		111
Long-term lease obligation		460		-
Deferred tax liability		275		-
Total long-term liabilities		758		111
Commitments and contingencies (Note 9)				
Intelligent Systems Corporation stockholders' equity:				
Common stock, $0.01 par value, 20,000,000 shares authorized, and 8,924,988 and 8,817,988 issued and outstanding at December 31, 2019 and 2018, respectively		89		88
Additional paid-in capital		15,450		15,050
Accumulated other comprehensive loss		(94)		(92)
Accumulated income		21,844		10,875
Total stockholders' equity		37,289		25,921
Total liabilities and stockholders' equity	$	44,240	$	29,304

Income Statement

Intelligent Systems Corporation
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)

Year Ended December 31,		2019		2018
Revenue				
Products	$	5,725	$	1,349
Services		28,578		18,751
Total net revenue		34,303		20,100
Cost of revenue				
Products		-		136
Services		11,759		8,388
Total cost of revenue		11,759		8,524
Expenses				
Marketing		151		255
General and administrative		3,495		1,826
Research and development		5,516		3,353
Income from operations		13,382		6,142
Investment income (loss)		34		(363)
Other income, net		99		469
Income before income taxes		13,515		6,248
Income taxes		2,546		4
Net income	$	10,969	$	6,244
Earnings per share:				
Basic	$	1.24	$	0.71
Diluted	$	1.22	$	0.70
Basic weighted average common shares outstanding		8,873,071		8,796,321
Diluted weighted average common shares outstanding		8,967,901		8,948,518

Cash Flow

Intelligent Systems Corporation
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

		Year Ended December 31, 2019		2018
OPERATING ACTIVITIES:				
Net income	$	10,969	$	6,244
Adjustments to reconcile net income to net cash provided by operating activities:				
Depreciation and amortization		1,012		614
Stock-based compensation expense		191		62
Gain on sale of investment		(34)		-
Provision (benefit) for deferred income taxes		555		(280)
Non-cash investment expense				363
Non-cash interest income		(49)		(59)
Equity in loss of affiliate company		332		25
Changes in operating assets and liabilities:				
Accounts receivable, net		(5,028)		(2,523)
Other current assets		224		1,171
Other long-term assets		61		(18)
Accounts payable		131		(49)
Accrued payroll		1,358		550
Deferred revenue, current portion		(92)		(72)
Accrued expenses		82		(27)
Other current liabilities		961		595
Deferred revenue, net of current portion		(88)		60
Other long-term liabilities		-		-
Net cash provided by operating activities		10,585		6,656
INVESTING ACTIVITIES:				
Purchases of property and equipment		(1,676)		(865)
Advances on note and interest receivable		(2,000)		(1,035)
Proceeds from sale of investments		379		-
Net cash used for investing activities		(3,297)		(1,900)
FINANCING ACTIVITIES:				
Sale of capital stock pursuant to exercise of option		210		111
Net cash provided by financing activities		210		111
Effects of exchange rate changes on cash		(2)		28
Net increase in cash		7,496		4,895
Cash at beginning of year		18,919		14,024
Cash at end of year	$	26,415	$	18,919
Supplemental disclosure of cash flow information:				
Cash paid for income taxes	$	1,159	$	-